SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of report (date of earliest event reported) February 25, 1999
                                                        --------------------


                            JANEX INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Colorado
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                 (State of Other Jurisdiction of Incorporation)


        33-8433-D                                           84-1034251
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(Commission File Number)                       (IRS Employer Identification No.)



2999 N. 44Th Street, Suite 225, Phoenix, AZ                 85018-7247
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(Address of Principal Executive Offices )                   (Zip Code)


                                 (602) 808-8765
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              (Registrant's Telephone Number, Including Area Code)

                                      none
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         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Management of the Company approved the engagement of Ernst & Young, LLP and is in the process of retaining this firm as its independent auditor for the fiscal year ending December 31, 1998 to replace the firm of BDO Seidman, LLP, who was dismissed as auditor of the Company effective February 25, 1999. Ernst & Young, LLP is the independent auditor used by the majority shareholder of the Company. The replacement of the Company's independent auditor was a decision made in the normal course of business.

The reports of BDO Seidman, LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as discussed in the following paragraph.

As indicated in the reports of BDO Seidman, LLP on the Company's financial statements for the past two fiscal years, there are factors that raise substantial doubt about the Company's ability to continue as a going concern. The independent auditor's report indicates there is no assurance the Company will be able to realize its recorded assets and liquidate its liabilities in the normal course of business. Although Management discusses, in a footnote, its plans in regard to these matters, the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1996 and 1997, and in the subsequent interim period, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the matter in their report. Janex International, Inc. has requested BDO Seidman, LLP to furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 5, 1999 is filed as Exhibit 16 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JANEX INTERNATIONAL, INC.

March 10, 1999                          By: /s/  Vincent W. Goett
                                            ------------------------------------
                                             Vincent W. Goett
                                             President, Chief Executive Officer,
                                             Chairman of the Board

                                        By: /s/  Fred B. Gretsch
                                            ------------------------------------
                                             Fred B. Gretsch
                                             Chief Financial Officer, Secretary,
                                             Treasurer